SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

TASKER CAPITAL CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Copies of all communications to: Kenneth A. Rosenblum, Esq. Sonnenschein Nath & Rosenthal LLP 1221 Avenue of the Americas New York, New York 10020 (212) 768-6700

TASKER CAPITAL CORP.
___________

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2006
___________

To the Stockholders of Tasker Capital Corp.:

The 2006 Annual Meeting of Stockholders of Tasker Capital Corp. (the "Company") will be held at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, NY at 9:00 a.m., local time, on Friday, June 16, 2006, for the following purposes:

1. To elect five directors of the Company to serve for a term of one year.

2. To approve an amendment to the Company’s Articles of Incorporation to increase the maximum number of directors of the Company from five to seven.

3. To approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Tasker Products Corp.”

4. To approve the Company’s 2006 Stock Plan.

5. To ratify the selection of Rothstein, Kass & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

6. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only holders of record of shares of the Company's common stock at the close of business on May 5, 2006 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. For a period of at least ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during ordinary business hours at the Company’s principal executive offices located at 39 Old Ridgebury Road, Danbury, CT 06810.

By Order of the Board of Directors,

RICHARD D. FALCONE President and Chief Executive Officer

Danbury, Connecticut
May 12, 2006

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy, which is solicited by the Company's board of directors, and promptly return it in the pre-addressed envelope provided for that purpose. No postage is required if mailed within the United States. Any stockholder may revoke his or her proxy at any time before the meeting by giving written notice to such effect, by submitting a subsequently dated proxy, or by attending the meeting and voting in person.

TASKER CAPITAL CORP.

2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2006

PROXY STATEMENT

This proxy statement and the accompanying proxy card are being furnished to the holders of Common Stock of Tasker Capital Corp. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use in voting at the 2006 Annual Meeting of Stockholders to be held at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, NY at 9:00 a.m., local time, on Friday, June 16, 2006 and any adjournment or postponement thereof. The principal executive offices of the Company are located at 39 Old Ridgebury Road, Danbury, CT 06810. We are mailing this proxy statement and the form of proxy to stockholders on or about May 12, 2006.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement. They are:

▫The election of five directors;

▫ The approval of an amendment to our Articles of Incorporation to increase the maximum number of directors of the Company from five to seven;

▫The approval of an amendment to our Articles of Incorporation to change the name of the Company to “Tasker Products Corp.”;

▫The approval of our 2006 Stock Plan;

▫The ratification of the appointment of our independent registered public accountants; and

▫The consideration of such other matters as may properly come before the meeting and any adjournment or postponement thereof.

In addition, management will report on our performance during fiscal 2005 and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on May 5, 2006 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

What are the voting rights of the holders of our common stock? What are the effects of abstentions and “broker non-votes”?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. The affirmative vote of a majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required for approval of the proposals to adopt our 2006 Stock Plan and ratify the appointment of our independent registered public accounting firm. Approval of each of the proposals to amend our Articles of Incorporation will require the affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting. With regard to the election of directors, the five nominees receiving the greatest number of votes cast at the Annual Meeting will be elected.

Abstentions and broker “non-votes” will be treated as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is present, in person or by proxy, at a meeting and entitled to vote. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.

Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on the election of directors. With regard to the proposals to approve our 2006 Stock Plan and to ratify the selection of our independent registered public accountants, abstentions will be counted in tabulations of the votes cast on such proposals and will have the same effect as a vote against these proposals, whereas broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of these matters, although they will count toward the presence of a quorum. With regard to each of the proposals to amend our Articles of Incorporation, abstentions and broker non-votes will have the same effect as a vote against such proposals.

If a stockholder owns shares through a broker and attends the Annual Meeting and wishes to vote at the Annual Meeting, the stockholder should bring a letter from that stockholder’s broker identifying that stockholder as the beneficial owner of the shares and acknowledging that the stockholder will vote the shares.

What constitutes a quorum?

Our Bylaws provide that the presence, in person or by proxy, at our Annual Meeting of the holders of a majority of the outstanding shares of our common stock will constitute a quorum.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include broker non-votes also will be counted as shares present for purposes of establishing a quorum. The record date for the Annual Meeting is May 5, 2006, and only those shares of our common stock that are issued and outstanding as of such date are entitled to be voted at the Annual Meeting. As of April 26, 2006, there were 104,921,861 shares of our common stock issued and outstanding,

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendations of our Board of Directors are set forth together with the description of each proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:

•	“FOR” election of the directors named in this Proxy Statement (see Proposal One);

•	“FOR” approval of the amendment to our Articles of Incorporation relating to the increase of the maximum number of directors of the Company from five to seven (see Proposal Two);

•	“FOR” approval of the amendment to our Articles of Incorporation relating to the change of our name to “Tasker Products Corp.” (see Proposal Three);

•	“FOR” approval of our 2006 Stock Plan (see Proposal Four); and

•
“FOR” ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006 (see Proposal Five).

Proxies

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented by the proxy card will be voted at the Annual Meeting and at any postponement or adjournment of the Annual Meeting in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED “FOR” ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING, IN THE SOLE DISCRETION OF THE PROXY HOLDERS.

A stockholder who returns a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by any of the following means: giving written notice of revocation to our Corporate Secretary; properly submitting to us a duly executed proxy bearing a later date; or appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed to: Tasker Capital Corp., 39 Old Ridgebury Road, Danbury, CT 06810, Attention: Corporate Secretary.

The cost of soliciting these proxies will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company in person or by telephone.

PROPOSAL ONE—ELECTION OF DIRECTORS

Five directors will be elected at the 2006 annual meeting. Each director will serve until the next annual meeting of stockholders and until his or her successor has been elected and shall qualify. At the meeting, the persons named in the enclosed form of proxy will vote the shares covered thereby for the election of the nominees named below to the Board of Directors unless instructed to the contrary. Each nominee is currently a director of the Company.

Name of Nominee	Age	Director Since	Principal occupation and business experience during the past five years
James Burns	51	2004
Executive Vice President - Business Development of the Company since December 2005. From September 2004 to December 2005, Mr. Burns served as Chief Operating Officer of the Company. From April 2004 to September 2004, Mr. Burns served as Executive Vice President of the Company. From January 1995 to April 2004, Mr. Burns was President and a Principal of Water & Ice, a small business specializing in developing turn-key retailer brand programs in the breath mint and confection categories. From October 1980 to December 1994, Mr. Burns was employed by Olin Corporation and its subsidiaries as a sales executive and national account manager. Mr. Burns received his BA in Business from the University of New Hampshire.

Albert A. Canosa	60	2006
Chairman of the Audit Committee and member of the Compensation Committee of the Board of Directors. Mr. Canosa has been a private investor since June 2004. From January 1998 to June 2004, Mr. Canosa served as President, Chief Executive Officer and a director of Raytech Corporation, a New York Stock Exchange listed manufacturer of vehicular components. From October 1986 to January 1998, Mr. Canosa served as Raytech's Chief Financial Officer. Mr. Canosa serves on the boards of directors of the Marlin Firearms Company and the United Way of Branford and is a trustee of Quinnipiac University, where he received his Bachelor of Science degree in accounting.

Gordon O. Davis	65	2004
Chairman of the Board of Directors and of the Executive Committee of the Board of Directors and member of the Compensation Committee of the Board of Directors. Mr. Davis has been Vice President of National Sales and Distribution for Polar Beverages, Inc., one of the largest independent soft drink bottlers in the country, since 1975. Mr. Davis has also been President of Bold River LLC, a marketing and consulting firm to the retail industry, since January 2004. Mr. Davis is the father-in-law of Stathis Kouninis, the Chief Financial Officer, Treasurer and Secretary of the Company.

Richard D. Falcone	53	2005
President and Chief Executive Officer of the Company since February 2006 and member of the Executive Committee of the Board of Directors. From February 2001 to February 2006, Mr. Falcone served as Chief Financial Officer of The A Consulting Team, a publicly traded IT service and business process outsourcing company. Mr. Falcone is also Chairman of the Board of Assured Pharmacy, Inc., a publicly traded company. Prior to joining The A Consulting Team, Mr. Falcone was an operations and financial executive with several private and public retail and service companies. Mr. Falcone is a certified public accountant and received his accounting degree from the University of Vermont.

Steven B. Zavagli	57	2005
Member of the Executive and Compensation Committees of the Board of Directors. Mr. Zavagli has been Chairman and Chief Executive Officer of Wynn Starr Flavors, a creator and manufacturer of flavoring and other ingredient technologies, since its inception in 1988.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTORS.

Other Executive Officer

Stathis Kouninis (age - 44), Chief Financial Officer, Treasurer and Secretary - Mr. Kouninis has been Chief Financial Officer of the Company since February 13, 2006, Treasurer of the Company since March 30, 2006 and Secretary of the Company since April 19, 2006. From November 2004 to February 2006, Mr. Kouninis was employed in the Division of Corporation Finance of the U.S. Securities and Exchange Commission. From January 2004 to November 2004, Mr. Kouninis was the Director of Finance for Bottomline Technologies, Inc., a publicly traded financial process software and solutions company. From January 2003 to December 2003, Mr. Kouninis was the Chief Financial Officer of PCA, Inc., a non-profit educational organization. From May 2000 to January 2003, Mr. Kouninis was Director of Finance for CMGI, Inc., a publicly traded Internet technology incubator. Mr. Kouninis received a Bachelor of Science degree from the University of Massachusetts, and an Accounting Post Baccalaureate and a Master of Science degree in Taxation from Bentley College. Mr. Kouninis is the son-in-law of Gordon O. Davis, the Chairman of the Company’s Board of Directors.

Key Employee

Dennis Smithyman—Vice President of Operations—In October 2004, Mr. Smithyman joined our Company. Mr. Smithyman has over 25 years of food industry and general business development experience principally with The BOC Group, a $7 billion global industrial gases company, holding such positions as VP, Global Food Markets and VP, Food Ventures. Previous to BOC, Mr. Smithyman was both a Manager and Director of Finance with PepsiCo International. He received his BS in Chemical Engineering from Northwestern University 1975 and his MBA from Northwestern University’s Kellogg School of Management.

Committees of the Board of Directors

The Board of Directors currently has an Audit Committee and a Compensation Committee.

Albert A. Canosa is the sole member and the Chairman of the Audit Committee. The Board of Directors has determined that Mr. Canosa meets the Nasdaq Marketplace Rule definition of "independent" for audit committee purposes. The Board of Directors has also determined that Mr. Canosa meets the SEC definition of an "audit committee financial expert." Information regarding the Audit Committee and its functions and responsibilities is included in this Proxy Statement under the caption "Report of the Audit Committee" below.

The Compensation Committee currently consists of Albert A. Canosa, Gordon O. Davis and Steven Zavagli. The Compensation Committee is responsible for approving the compensation for the Company's chief executive officer and, in consultation with the Company's chief executive officer, approving the compensation of other executive officers. The Compensation Committee will administer the Company's 2006 Stock Plan if it is approved by our stockholders.

Each committee has the power to engage independent legal, financial or other advisors, as it may deem necessary, without consulting or obtaining the approval of the Board of Directors or any officer of the Company.

Meetings of the Board of Directors and Committees

During 2005, there were seven meetings of the Board of Directors, three meetings of the Audit Committee and two meetings of the Compensation Committee. Each director attended all of the meetings of the Board of Directors. Each director attended all of the meetings of each Committee of which he was then a member.

Director Nomination Process

We do not have a nominating committee as the Board has determined, given its relatively small size, to perform this function as a whole. We do not currently have a charter or written policy with regard to the nomination process. At this time, we do not have a formal policy with regard to the consideration of any director candidates recommended by our shareholders because historically we have not received recommendations from our shareholders. The nominees standing for election to the Company’s Board of Directors at the 2006 annual meeting were selected by the unanimous vote of the Board of Directors.

Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, in making its nominations, the Board of Directors consider, among other things, an individual's business experience, industry experience, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Code of Ethics

Effective March 2005, the Board of Directors adopted a Code of Business Conduct and Ethics and Compliance Program that applies to, among other persons, our Company's President and Chief Executive Officer (being our principal executive officer), our Company's Chief Financial Officer (being our principal financial and accounting officer), as well as persons performing similar functions. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

(1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

(3) compliance with applicable governmental laws, rules and regulations;

(4) the prompt internal reporting of violations of the Code of Business Conduct and Ethics toan appropriate person or persons identified in the Code of Business Conduct and Ethics; and

(5) accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our Company's personnel shall be accorded full access to our Chief Financial Officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics. Further, all of our Company's personnel are to be accorded full access to our Company's Audit Committee if any such matter involves an alleged breach of the Code of Business Conduct and Ethics by the Chief Financial Officer or by any person who would be considered an "insider" for the purposes of our Company's Insider Trading Compliance Policy by virtue of such person's relationship to the Chief Financial Officer.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our Company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our Company's Chief Financial Officer. If the incident involves an alleged breach of the Code of Business Conduct and Ethics by the Chief Financial Officer, the incident must be reported to any member of our Company's Audit Committee. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our Company policy to retaliate against any individual who reports in good faith the violation or potential violation of our Company's Code of Business Conduct and Ethics by another.

The Company has made the Code of Ethics available on its website at www.taskerproducts.com under the heading "Investor Relations."

Stockholder Communication with Board Members

The Company maintains Board member contact information for stockholders, both telephone and email, on its website (www.taskerproducts.com) under the heading "Contact Us." By following the Contact Us link, a stockholder will be given access to the Company's telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone for the Board are forwarded to the Board by an officer of the Company.

Board Member Attendance at Annual Meetings

The Board of Directors does not have a formal policy regarding attendance of directors at the Company's annual stockholder meetings, although all board members are encouraged to attend. The Company did not hold an annual stockholders meeting in 2005.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates under a written charter which has been approved by the Board of Directors. A copy of the Audit Committee charter is attached hereto as Annex A. The Audit Committee charter provides that the Audit Committee shall be comprised of three or more members of the Board of Directors. At this time, the Audit Committee consists of only one member. The Board of Directors intends to appoint at least two more members to the Audit Committee in the near future.

The functions of the Audit Committee are focused on three areas:

• the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

• the appointment, compensation, retention, and oversight of the Company's independent registered public accounting firm (the “independent auditors”).

• the Company's compliance with legal and regulatory requirements.

The Audit Committee met periodically during 2005 with the Company's independent auditors and management to assure that all were carrying out their respective responsibilities. The independent auditors have full access to the Audit Committee. The Audit Committee regularly (including during the course of each meeting of the Audit Committee) meets privately with the independent auditors, without any member of management in attendance. The Audit Committee also reviews the performance of the independent auditors and their independence from management.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Rothstein, Kass & Company, P.C., the Company’s independent auditors for 2005, is responsible for expressing opinions on the conformity of the Company’s financial statements with U.S. generally accepted accounting principles. In this context, the Audit Committee has reviewed and discussed with management and Rothstein, Kass & Company, P.C. the audited financial statements for the year ended December 31, 2005. As a general matter, Rothstein, Kass & Company, P.C. also discusses with the Audit Committee any issues that they believe should be raised with the Audit Committee.

Management has represented to the Audit Committee that the financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has received from and discussed with Rothstein, Kass & Company, P.C. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discussed with Rothstein, Kass & Company, P.C. any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

April 14, 2006

Audit Committee of the Board of Directors
Albert A. Canosa, Chairman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 14, 2006 regarding the beneficial ownership of the Company's Common Stock by (i) each executive officer of the Company named in the Summary Compensation Table, (ii) each director of the Company, (iii) each stockholder known by the Company to beneficially own 5% or more of our Common Stock and (iv) all directors and executive officers, as a group. Except as otherwise indicated, the address of each beneficial holder of the Company's Common Stock listed below is the same as the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)

James Burns	2,834,920 (3)	2.7
Albert A. Canosa	85,938 (4)	*
Gordon O. Davis	1,403,943 (5)	1.3
Richard D. Falcone	1,284,820 (6)	1.2
Steven B. Zavagli	612,350 (7)	*
Knoll Capital Management, LP 1203 Egret Avenue Fort Pierce, FL 34982	15,405,000 (8)	14.7
Agile Partners LP 3500 Alameda De Las Pulgas, #200 Menlo Park, CA 94025	6,080,000 (9)	5.7
Barry Cummins 1203 Egret Avenue Fort Pierce, FL 34982	5,096,877 (10)	4.8
All directors and executive officers as a group (5 persons)	6,221,971 (11)	5.9

___________

* Less than 1%.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned by each person as of April 14, 2006 includes shares of Common Stock that such person had the right to acquire on or within 60 days after April 14, 2006, including, but not limited to, upon the exercise of options.

(2) Holders of Common Stock are entitled to one vote per share. Percentage of beneficial ownership is based on 104,896,861 shares of Common Stock issued and outstanding as of April 14, 2006.

(3) Includes 2,806,349 shares issuable upon the exercise of stock options and warrants, none of which were issued under a shareholder approved plan.

(4) Represents shares issuable upon the exercise of stock options, none of which were issued under a shareholder approved plan.

(5) Includes 1,336,086 shares issuable upon the exercise of stock options and warrants, none of which were issued under a shareholder approved plan.

(6) Includes 1,220,535 shares issuable upon the exercise of stock options and warrants, none of which were issued under a shareholder approved plan.

(7) Includes 558,779 shares issuable upon the exercise of stock options and warrants, none of which were issued under a shareholder approved plan.

(8)  Based on information contained in a Schedule 13G jointly filed by Knoll Capital Management, LP, Fred Knoll, Europa International, Inc., Knoll Capital Fund II Master Fund, Ltd., KOM Capital Management, LLC and Patrick O’Neill in February 2006, such shares are beneficially owned by Knoll Capital Management, LP and Fred Knoll.

(9) Based on information provided to the Company by Agile Partners LP on April 11, 2006. Includes 1,150,000 shares issuable upon the exercise of warrants. According to Agile Partners LP, Scott Cummings is the general partner of Agile Partners LP and has voting and investment control over these shares and warrants.

(10) Based on information provided to the Company by Barry Cummins on April 20, 2006. Includes 255,000 shares issuable upon the exercise of warrants.

(11) Includes 6,007,687 shares of common stock issuable upon the exercise of stock options and warrants, none of which were issued under a shareholder approved plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2005 about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans.

Plan Category	Number of Shares of Common Stock To Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares of Common Stock Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Common Stock Reflected in First Numerical Column)

Equity compensation plans approved by security holders:

None	—	—	—

Equity compensation plans not approved by security holders:

Stock Option Agreements (1)	16,540,777	$0.91	0

Total:	16,540,777	$0.91	0
___________

(1) The Company has entered into individual stock option agreements with an aggregate of 34 employees, including one current and three former executive officers. Pursuant to these agreements, which were not approved by security holders, options to purchase an aggregate of 16,540,777 shares of our common stock were outstanding as of December 31, 2005. 13,774,886 of these options were exercisable as of December 31, 2005. These options have exercise prices per share ranging from $0.25 to $4.70 and expire 10 years following the grant date.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid in 2005, 2004 and 2003 to the Company’s Chief Executive Officer and the Company’s other executive officers.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options (#)	All Other Compensation
Richard Falcone (1)	2005	—	—	$14,500 (2)	400,000 (3)	—
President and CEO	2004	—	—	—	—	—
	2003	—	—	—	—	—

Robert Appleby (4)	2005	$314,285	$50,000	$24,936 (5)	—	$50,583 (6)
Former President & CEO	2004	$121,000	—	$10,666 (7)	3,000,000	—
	2003	$8,000	—	—	—	—

James Burns	2005	$323,713	$50,000	$32,046(8)	—	—
Executive VP, Business Development	2004	$121,000	—	$2,819 (9)	3,000,000	—
	2003	—	—	—	—	—

Robert Jenkins (10)	2005	$176,041	—	$6,039 (11)	—	—
Former CFO, Treasurer & Secretary	2004	—	—	$18,750 (12)	1,000,000	—
	2003	—	—	—	—	—

(1) Mr. Falcone was appointed President and CEO of the Company on January 26, 2006.

(2) Represents board of director fees.

(3) All of these options were awarded to Mr. Falcone while he was serving solely as a member of the Company’s board of directors.

(4) Mr. Appleby was terminated from his employment as President and CEO of the Company on November 22, 2005.

(5) Consists of $22,500 of board of directors fees, a benefit of approximately $1,589 for the personal use of a vehicle leased by the Company and $847 of life insurance premiums paid on behalf of Mr. Appleby by the Company.

(6) Consists of $11,538 of severance payments and approximately $39,045 representing the fair value of a vehicle transferred to Mr. Appleby in January 2006, as a result of the termination of his employment as President and CEO of the Company on November 22, 2005.

(7) Consists of a benefit of approximately $4,131 for the personal use of a vehicle leased by the Company and $6,535 of life insurance premiums paid on behalf of Mr. Appleby by the Company.

(8) Consists of $30,000 of board of director fees, a benefit of approximately $1,199 for the personal use of a vehicle leased by the Company and $847 of life insurance premiums paid on behalf of Mr. Burns by the Company.

(9) Consists of a benefit of approximately $981 for the personal use of a vehicle leased by the Company and $1,838 of life insurance premiums paid on behalf of Mr. Burns by the Company.

(10) Mr. Jenkins was terminated from his employment as CFO, Treasurer and Secretary of the Company on February 8, 2006.

(11) Consists of a benefit of approximately $5,192 for the personal use of a vehicle leased by the Company and $848 of life insurance premiums paid on behalf of Mr. Jenkins by the Company.

(12) Represents consulting fees.

Option Grants in Last Fiscal Year

The following table sets forth information concerning individual grants of stock options made during 2005 to the named executive officers in the Summary Compensation Table.

Option Grants In Last Fiscal Year

Individual Grants
	Number of Securities Underlying Options		Percent of Total Options Granted to Employees in		Exercise Price			Expiration	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Names	Granted		Fiscal Year		($/share)			Date	5%		10%
Richard Falcone	100,000 (2 300,000 (2	) )	4.2 12.6	% %	$ $	2.93 (3 1.50 (3	) )	08/05/15 11/17/15	$ $	184,266 283,003	$ $	466,967 717,184
Robert Appleby	—		—			—		—		—		—
James Burns	—		—			—		—		—		—
Robert Jenkins	—		—			—		—		—		—

(1)
This column shows the hypothetical appreciation on the options granted based on assumed annual compound price appreciation of 5% and 10% over the full ten year-term of the options. The assumed rates of 5% and 10% appreciation are mandated by the SEC and do not represent our estimate or projection of future prices.

(2)
All of these options were awarded to Mr. Falcone while he was serving solely as a member of the Company’s board of directors, prior to his appointment as President and Chief Executive Officer in January 2006. Also see “Employment Agreements” below with respect to the accelerated vesting of options in connection with certain specified corporate events, such as change of control, involving the Company.

(3)	Represents the fair market value on the date of grant, based on the closing price per share of our common stock as reported on OTC Bulletin Board.

Fiscal Year-End Option Values

The following table sets forth information at fiscal year-end 2005 concerning stock options held by the named executive officers in the Summary Compensation Table. No options held by such individuals were exercised during 2005.

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options At Fiscal Year-End (1)		Value of Unexercised In-the-Money Options At Fiscal Year-End (2)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard Falcone	400,000	—	—	—
Robert Appleby	1,611,111	—	$773,333	—
James Burns	2,611,111	388,889	$1,253,333	$186,667
Robert Jenkins	1,000,000	—	—	—
____________
(1)	All options are exercisable for shares of common stock.

(2)
Based upon the market price of $0.73 per share, which was the closing price per share of our common stock on the OTC Bulletin Board on December 30, 2005, less the option exercise price payable per share.

Directors' Compensation

In 2005, each of our directors (including directors who are also employees of the Company) received a cash fee of $2,500 for each meeting of the board of directors attended. In 2005, Mr. Falcone received options to purchase 400,000 shares of our common stock as compensation for serving as a director. No other directors received stock options in 2005. The options granted to Mr. Falcone in 2005 have an exercise price equal to the fair market value determined as of the date of the grant, based on the closing price of a share of our common stock as reported on OTC Bulletin Board.

For 2006, each of our directors will receive compensation for serving on the Board. Each director will be paid a $3,000 cash retainer for each fiscal quarter served on the board of directors and a $1,500 cash retainer for each board meeting attended. In addition to the cash retainers, the Board may in its discretion determine to grant stock options or other equity compensation to one or more directors. No determination in this respect has been made at this time.

Employment Agreements

Effective January 26, 2006, the Board of Directors of the Company appointed Richard D. Falcone as the new President and Chief Executive Officer of the Company. On February 9, 2006, the Company entered into an employment agreement with Mr. Falcone. Under the employment agreement, (i) Mr. Falcone’s base salary is $275,000 per year; (ii) any bonus payments made to Mr. Falcone will be at the discretion of the Board; (iii) Mr. Falcone is eligible to participate in the Company’s existing benefit plans; and (iv) Mr. Falcone has use of a Company car. In addition, the Company has agreed to provide Mr. Falcone with disability benefits, and has agreed to reimburse Mr. Falcone for health insurance coverage if the Company terminates its group health insurance plan. The employment agreement has a term of three years, with provision for automatic renewal for successive three year terms. If Mr. Falcone is terminated by the Company for any reason other than cause, as defined in his employment agreement, if he should resign for a good reason, as defined in his employment agreement and which includes a change in control of the Company, or if the Company should not renew his employment agreement after the expiration of the term, Mr. Falcone is entitled to severance. The severance payable to Mr. Falcone is dependant on how long he has been employed at the Company, beginning with twenty-four months of base salary (and any bonus to which he would have been entitled during such period) payable upon termination immediately after execution of his employment agreement, decreasing by one month for each month he remains employed at the Company, but subject to a minimum severance of twelve months of base salary. The obligation to pay severance is conditioned upon Mr. Falcone’s execution of a mutually agreeable release of claims against the Company.

In connection with the employment agreement, the Company also granted Mr. Falcone 2,200,000 stock options with an exercise price of $1.00 per share. The options have a ten year term, less one day. Twenty-five percent (25%) of the options vested immediately, and the remainder vest in equal monthly installments over the two-year period from the date of grant. If Mr. Falcone is terminated by the Company other than for cause, if Mr. Falcone resigns for good reason, or if termination is caused by Mr. Falcone’s death, the options will continue to vest; otherwise, vesting of the options ceases upon Mr. Falcone’s termination. In addition, if the Company undergoes a change in control, as defined in his employment agreement, the stock options granted above will fully vest upon the change in control.

On February 8, 2006, the Company appointed Stathis Kouninis as Chief Financial Officer. On February 13, 2006, the Company entered into an employment agreement with Mr. Kouninis. The principal terms of the employment agreement are as follows: (i) Mr. Kouninis will be paid a base salary of $165,000 per year; (ii) any bonus payment made to Mr. Kouninis will be at the discretion of the Board; and (iii) Mr. Kouninis will be eligible to participate in the Company’s existing benefit plans. In addition, the employment agreement will have a term of three years with provision for automatic renewal for successive one year terms. If Mr. Kouninis is terminated by the Company for any reason other than cause, as defined in his employment agreement, or if he should resign for good reason, as defined in his employment agreement, Mr. Kouninis will be entitled to receive, for a period of six months following termination, his base salary at the rate in effect on the date of termination. The obligation to pay severance is conditioned upon Mr. Kouninis’s execution of a mutually agreeable release of claims against the Company.

In connection with his employment, the Company granted Mr. Kouninis stock options to purchase 450,000 shares of the Company’s common stock at an exercise price of $1.00 per share. The options have a ten year term, less one day. Twenty five percent (25%) of the options vested on the date of grant, and the remainder will vest in equal monthly installments over the two-year period from the date of grant, provided that Mr. Kouninis remains employed by the Company. If the Company undergoes a change in control, as defined in his employment agreement, the stock options granted above will fully vest upon the change in control.

In January 2005 the Company entered into a three year employment agreement with James Burns to serve as the Company's Chief Operating Officer. Under the terms of this agreement Mr. Burns will (i) earn a base salary of $25,000 per month, modified annually, and increased to $27,083 per month after certain Company growth objectives are met, and (ii) receive a bonus determined by five percent (5%) of the Company's annual operating earnings, and (iii) be eligible to participate in the Company's Management Incentive Program, and (iv) was granted in August 2004, a non-qualified stock option to purchase up to 1,000,000 shares of the Company's common stock at an exercise price of $0.25 per share, subject to certain vesting provisions. On December 19, 2005, Mr. Burns agreed to reduce his base annual salary to $200,000 per year. Mr. Burns’s title has also changed from Chief Operating Officer to Executive Vice President—Business Development.

Consulting Agreement

On January 26, 2006, the Company approved a new consulting arrangement with Mr. Gordon Davis, the Company’s Chairman of the Board of Directors. On February 9, 2006, the Company entered into a consulting agreement with Mr. Davis with an effective date of February 2, 2006. The consulting agreement provides for (i) a consulting fee payable to Mr. Davis of $120,000 per year; and (ii) use of a Company car for Company business. The consulting agreement has a term of three years, with provision for automatic renewal for successive one year terms. If Mr. Davis is terminated for any reason other than by the Company for cause, as defined in his consulting agreement, including if the consulting agreement is not renewed by the Company, he will be entitled to termination payments. If Mr. Davis’s termination is caused by his death or disability, then the termination fee is equal to $120,000. If the Company terminates Mr. Davis for any reason other then for cause, if Mr. Davis terminates the agreement for good reason, or if the Company does not renew the consulting agreement, then Mr. Davis’s termination fee is dependant on when the termination takes place. If the termination occurs prior to the one year anniversary of the effective date, then Mr. Davis is entitled to the $120,000 annual consulting fee for the remainder of the term of the consulting agreement. If the termination occurs after the one year anniversary of the effective date, Mr. Davis is entitled to the consulting fee then in effect for a period of one year following termination. The obligation to pay the termination fee is conditioned upon Mr. Davis’s execution of a release of claims against the Company. Mr. Davis will continue to receive remuneration for service on the Board of Directors.

In connection with the consulting agreement, the Company also granted to Mr. Davis 1,750,000 stock options with an exercise price of $1.00 per share. The options have a ten year term, less one day. Twenty-five percent (25%) of the options vested immediately, and the remainder vest in equal monthly installments over the two-year period from the date of grant. If Mr. Davis is terminated by the Company other than for cause, if Mr. Davis terminates for good reason, or if termination is caused by Mr. Davis’s death or disability, or non-renewal of the agreement by the Company, the options will continue to vest, otherwise, vesting of the options ceases upon Mr. Davis’s termination as a consultant. In addition, if the Company undergoes a change in control, as defined in the consulting agreement, the stock options granted above will fully vest upon the change in control.

Termination of Employment Agreements; Severance Arrangements

In December 2005, Robert Appleby and the Company entered into a Separation Agreement and General Release in connection with the termination of Mr. Appleby as the Company’s President and Chief Executive Officer. Pursuant to the Separation Agreement and General Release, the Company has agreed to pay Mr. Appleby a severance package of approximately $50,000. In addition, the Company agreed that the exercise period for Mr. Appleby’s vested options to purchase 1,611,111 shares of the Company’s common stock would be reduced from 10 years from the grant date to 5 years from the grant date.

On February 8, 2006, Robert D. Jenkins and the Company entered into a Separation Agreement and General Release in connection with Mr. Jenkins’s resignation as the Company’s Chief Financial Officer, Treasurer and Secretary. Pursuant to the Separation Agreement and General Release, the Company has agreed to continue to pay Mr. Jenkins at his current annual base salary rate of $200,000 through June 28, 2006. Mr. Jenkins will also continue to be eligible to participate in the Company’s medical and dental plans until August 31, 2006, with the Company continuing to pay eighty percent (80%) of the premium for such coverage. In addition, the Company agreed that the exercise period for Mr. Jenkins’s options to purchase 1,000,000 shares of the Company’s common stock would be reduced from 10 years from the grant date to 5 years from the grant date.

Compensation Committee Interlocks and Insider Participation

Currently, the members of the Compensation Committee of the Board of Directors are Messrs Canosa, Davis and Zavagli. Except for James Burns and Richard D. Falcone, no director of the Company is a current or former officer or employee of the Company or any of its subsidiaries. In addition, no employee director or other executive officer of the Company serves as a director of a company where a non-employee director of the Company is an executive officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Steven Zavagli, one of our directors, is the founder, Chairman and the Chief Executive Officer of Wynn Starr Special Products, LLC ("Wynn Starr") and Wynn Starr’s ultimate parent company, Wynn Starr Flavors. The Company, Wynn Starr, pHarlo Citrus Technologies, Inc. (“PCTI”), Indian River Labs, LLC (“IRL”), and pHarlo IP, LLC (“pHarlo IP”) are parties to an Exclusive Field of Use License Agreement and Product Sale Agreement made effective as of September 15, 2004, as amended (the "Wynn Starr Agreement").

Under the terms of the Wynn Starr agreement, the Company has granted Wynn Starr the exclusive, worldwide right to market and distribute products used as post-harvesting processing aids for the poultry industry based on the pHarlo technology. Wynn Starr is also responsible for taking the pHarlo concentrate provided by the Company and blending it with liquids to create the finished product that is ultimately distributed by Wynn Starr. In return for this license, Wynn Starr has agreed to pay the Company a royalty of $70.00 per gallon on all net sales (as defined in the Wynn Starr Agreement) sold by Wynn Starr for which payment is received from customers. No such royalties have been received by the Company to date and the parties are currently renegotiating the terms of the royalty arrangement associated with the Wynn Starr Agreement. Under the Wynn Starr Agreement, if the price for the pHarlo concentrate exceeds a certain threshold amount per gallon, then Wynn Starr is obligated to make certain royalty payments to pHarlo IP. Pursuant to the Sub-License Agreement, commencing within thirty days after December 31, 2005 and within thirty days of each calendar quarter thereafter, pHarlo IP has agreed to pay to the Company that amount of any royalties that are actually received by pHarlo IP from Wynn Starr during the preceding calendar quarter in an amount up to and not to exceed the amount of any research and development fees actually paid by the Company to pHarlo IP during the same preceding calendar quarter. Additionally, to the extent that the amount of any royalties actually paid to pHarlo IP by Wynn Starr under the Wynn Starr Agreement exceeds the research and development fees paid by the Company to pHarlo IP, pHarlo IP has agreed to pay over to the Company one-third of the amount by which such royalties exceed the research and development fees. In the event that pHarlo IP ceases to receive royalty payments in respect of sales by Wynn Starr of certain products based on technology licensed by pHarlo IP to the Company, the Company is obligated to make cash payments to pHarlo IP equal to the royalties pHarlo IP is entitled to receive under the Wynn Starr Agreement with respect to such sales that are not subject to repayment to the Company.

During the year ended December 31, 2005, the Company paid Wynn Starr approximately $311,000, consisting of approximately $151,000 for the production of inventory for the Company, approximately $125,000 in consulting fees and approximately $35,000 as rent for a laboratory.

The Company paid Mr. Gordon O. Davis, the Chairman of the Company’s Board of Directors, approximately $42,000 for consulting services during the year ended December 31, 2005. In January 2006 the Company entered into a new consulting agreement with Mr. Davis. See “Executive Compensation - Consulting Agreement” above.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS OF THE COMPANY FROM FIVE TO SEVEN

The Board of Directors of the Company has approved and is recommending to holders of the Company's common stock the proposed amendment to the Company's Articles of Incorporation to increase the maximum size of our Board of Directors from five (5) to seven (7) individuals. The proposed amendment would amend paragraph 6 of the Company’s Articles of Incorporation to read in its entirety as follows:

“6.  Board of Directors. The members of the governing board shall be styled “Directors” and their number shall be not less than one (1) nor more than seven (7). The exact number of members constituting the Board of Directors shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized Directors.”

Reason for Proposed Amendment

The existing provision governing the maximum size of the Board of Directors was a part of the Company's original articles of incorporation when it was organized in 1999. In light of the subsequent growth of the Company and its contemplated future growth, the Board of Directors believes it is desirable to increase the maximum size of the Board of Directors to allow for appointment of additional independent directors who may possess skills and abilities that would be helpful to the Company and to the Board of Directors in overseeing the business of the Company. Although the Board of Directors at this time has not identified any particular individuals to fill these additional seats if the proposed amendment is approved, it believes it is desirable to have the flexibility to do so before the next annual meeting of stockholders. If the amendment is approved by the stockholders, the Board of Directors would have the power under the Company’s bylaws and under applicable state law to appoint individuals to fill one or both additional seats on the Board of Directors. In accordance with the Company’s bylaws and applicable state law, any person so appointed to the Board must stand for reelection by the Company’s stockholders at the next annual meeting of stockholders held following any such appointment.

If the proposed amendment is approved by stockholders, the amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of Nevada, which is expected to occur shortly after the Annual Meeting.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS OF THE COMPANY FROM FIVE TO SEVEN.

PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY FROM
“TASKER CAPITAL CORP.” TO “TASKER PRODUCTS CORP.”

The Board of Directors of the Company has approved and is recommending to holders of the Company's common stock the proposed amendment to the Company's Articles of Incorporation to change the name of the Company from “Tasker Capital Corp.” to “Tasker Products Corp.” The proposed amendment would amend paragraph 1 of the Company’s Articles of Incorporation to read in its entirety as follows:

“1.  Name of Corporation. The name of this Corporation is Tasker Products Corp.”

Reason for Proposed Amendment

The primary reason for the proposed name change is to reflect the fact that business of the Company has changed significantly from the business originally conducted by the Company. The Company is now engaged in the manufacture, distribution, and marketing of products for various applications using the patented pHarlo technology. The Board is concerned that the Company’s current name is not indicative of the business currently conducted by the Company and therefore could serve as a barrier to effectively marketing the Company and its products in the markets we serve. To reflect the current business and focus of the Company, the Board believes that it would be in the best interest of the Company and its stockholders to approve a change of name to Tasker Products Corp. As the Company and its products continue to evolve, and as we reach new markets and customers, the Board believes that a corporate name that better represents our business will be useful to our success now and in the future.

If the proposed amendment is approved by stockholders, the amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of Nevada, which is expected to occur shortly after the annual meeting. The change of our corporate name will not affect the rights of any stockholder or the validity or transferability of stock certificates currently outstanding. Stockholders will not be required to surrender or exchange any of our stock certificates that they currently hold as a result of the name change for new stock certificates.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM “TASKER CAPITAL CORP.” TO “TASKER PRODUCTS CORP.”

PROPOSAL FOUR

APPROVAL OF THE 2006 STOCK PLAN

Introduction

On April 19, 2006, the Board of Directors adopted the Tasker Capital Corp. 2006 Stock Plan (“Stock Plan”), subject to stockholder approval.

Stockholders are being asked to approve the Stock Plan. Stockholder approval of the Stock Plan is necessary, among other reasons, (i) to allow the Company to comply with applicable national securities exchange rules requiring shareholder approval of equity compensation plans, in the event that the Company becomes subject to any such rules in the future, (ii) to allow the Company to grant incentive stock options described in Section 421 of the Internal Revenue Code (the “Code”) and (iii) to allow performance-based awards made under the Stock Plan to executive officers of our Company to be fully deductible by the Company for federal income tax purposes under Code Section 162(m) if and to the extent the Compensation Committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable.

The Stock Plan authorizes the issuance of a total of 2,500,000 shares of the Company’s common stock pursuant to awards granted under the Stock Plan.

A full copy of the Stock Plan is attached as Annex B hereto. The material features of the Stock Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the Stock Plan.

Purpose

The Stock Plan is intended to allow selected employees, officers, non-employee directors and consultants of the Company or an affiliate to acquire or increase equity ownership in the Company, thereby strengthening their commitment to our success and stimulating their efforts on behalf of the Company, and to assist our Company and our affiliates in attracting new employees, officers, non-employee directors and consultants and retaining existing employees, officers, non-employee directors and consultants. The Stock Plan is also intended to optimize the profitability and growth of our Company and our affiliates through incentives which are consistent with our goals, to provide grantees with an incentive for excellence in individual performance, and to promote teamwork among employees, officers and consultants.

The Stock Plan is not intended to be the exclusive vehicle for providing incentive or other compensation to employees, officers and non-employee directors of our Company and its affiliates. Our Company and each of its affiliates expressly reserves the right to pay, outside of the Stock Plan, other forms of compensation, including, without limitation, forms of incentive compensation that are not authorized by, or permitted to be paid under, the Stock Plan.

Administration

The Stock Plan will be administered by a committee (the “Committee”), the members of which are appointed by the Board of Directors. The full Board of Directors will act as the Committee with respect to awards granted to non-employee directors. If and to the extent that compliance with Rule 16b-3 under the Securities Exchange Act of 1934 or the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable, the Committee must be comprised of two or more directors who qualify as “non-employee directors” under Rule 16b-3 and “outside directors” under Code Section 162(m). Subject to the terms of the Stock Plan, the Committee has full power and discretion to select those persons to whom awards will be granted; to determine the amounts and terms of awards; to amend or change the terms of any award agreement, including but not limited to the term, the vesting schedule and/or the exercise price; to cancel, with the grantee’s consent, outstanding awards and to grant new awards in substitution therefor; to determine and change the conditions, restrictions and performance criteria relating to any award; to determine the settlement, cancellation, forfeiture, exchange or surrender of any award; to make adjustments in the terms and conditions of awards in recognition of unusual or nonrecurring events including, but not limited to, changing the exercise price of any award; to construe and interpret the Stock Plan and any award agreement; to establish, amend and revoke rules and regulations for the administration of the Stock Plan; to make all determinations deemed necessary or advisable for administration of the Stock Plan; and to exercise any powers and perform any acts it deems necessary or advisable to administer the Stock Plan.

The Committee may delegate any or all of its administrative authority to the Company’s Chief Executive Officer, except with respect to awards to non-employee directors, executive officers and awards that are intended to comply with the performance-based exception to tax deductibility limitations under Code Section 162(m).

Eligibility

The Stock Plan provides for awards to our employees, potential employees, officers, potential officers, non-employee directors and potential non-employee directors of our Company or an affiliate and consultants and potential consultants to our Company or an affiliate. Some awards will be provided to officers, directors and others who are deemed by the Company to be “insiders” for purposes of Section 16 of the Securities Exchange Act of 1934. As of December 31, 2005, the Company and its affiliates had approximately 33 full-time employees (including officers), all of whom will be eligible to participate in the Stock Plan. An affiliate is defined in the Stock Plan as any entity, individual, venture or division that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.

The Stock Plan also provides that if the Company acquires another corporation or other entity (an “Acquired Entity”) as a result of a merger or consolidation of the Acquired Entity into our Company or any of our affiliates or as a result of the acquisition of the stock or property of the Acquired Entity by our Company or any of our affiliates, the Committee may grant awards (“Acquired Entity Awards”) to the current and former employees, consultants and non-employee directors of the Acquired Entity in substitution for options and other stock-based awards granted by the Acquired Entity.

Offering of Common Stock

2,500,000 shares of our common stock will be available under the terms of the Stock Plan for issuance in settlement of awards. The term “shares” or “stock” in this summary refers to our common stock.

The stock delivered to settle awards made under the Stock Plan may be authorized and unissued shares or treasury shares, including shares repurchased by the Company for purposes of the Stock Plan. If any shares subject to any award granted under the Stock Plan are forfeited or otherwise terminated without delivery of shares, the shares subject to such awards will again be available for issuance under the Stock Plan. In addition, any shares withheld and applied as payment for shares issued upon exercise of an award or withheld for the for payment of taxes due upon exercise of the award or upon vesting in an award will again be available for grant under the Stock Plan.

If a dividend or other distribution, recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme or arrangement, split-up, spin-off or combination, or similar transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of grantees, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price or grant price relating to an award.

In connection with an Acquired Entity’s merger or consolidation into, or acquisition by, the Company or any of its affiliates, the Committee may grant Acquired Entity Awards to current and former employees, consultants and non-employee directors of the Acquired Entity in substitution of stock or other stock-based awards granted to such individuals by the Acquired Entity. The Acquired Entity Awards are intended to preserve the economic value of the awards held by the current and former employees, consultants and non-employee directors of the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, our Company or any of our affiliates. Acquired Entity Awards will not count against the overall limit on the number of shares of common stock available for issuance under this Stock Plan nor will they count against the individual limits on awards described below.

Limits On Awards

The Stock Plan limits the size of annual awards granted under the Plan. Awards that are determined by reference to the value of shares (such as restricted shares or deferred stock) or the appreciation in the value of shares (such as options, stock appreciation rights, performance shares and performance units) may not be granted to any individual in any calendar year for an aggregate number of shares of common stock in excess of 500,000.

Summary of Awards under the Stock Plan

The Stock Plan permits the granting of any or all of the following types of awards to all grantees:

▪stock options, including incentive stock options (“ISOs”);
▪stock appreciation rights (“SARs”);
▪restricted shares;
▪deferred stock;
▪dividend equivalents;
▪performance units;
▪performance shares; and
▪other stock-based awards.

Generally, awards under the Stock Plan are granted for no consideration other than prior and future services. Awards granted under the Stock Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Stock Plan or other plan of the Company. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The Committee is authorized to grant stock options, including ISOs (except that ISOs may not be granted to non-employee directors or consultants), and SARs. A stock option allows a grantee to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a share on the date of exercise over the grant price of the SAR. The purchase price per share of stock subject to a stock option and the grant price of an SAR is determined by the Committee and set forth in the award agreement; provided that the purchase price per share under a stock option and the grant price per share of an SAR may not be less than the fair market value per share on the date of grant.

The term of each option or SAR is determined by the Committee and set forth in the award agreement, except that the term of a stock option and an SAR may not exceed ten years. Such awards are exercisable in whole or in part at such time or times as determined by the Committee and set forth in the award agreement. Options may be exercised by payment of the purchase price in cash, stock, other outstanding awards or as the Committee determines. Methods of exercise and settlement and other terms of the SARs will be determined by the Committee.

Except as otherwise provided in an award agreement, if a grantee of an option or an SAR terminates his or her affiliation with us (i.e., ceases to be our employee, independent contractor or director) (1) for a reason other than retirement, death, disability or cause, the option or SAR to the extent vested at termination will remain exercisable for a period of three months or (2) by reason of retirement, death or disability, the option or SAR will immediately vest and remain exercisable for a period of one year following termination of affiliation. However, in no case will options or SARs be exercisable for a period of more than ten years from the date of grant (or the expiration of the original term of the option or SAR, if earlier)..

Restricted Shares and Deferred Stock.

The Committee may award restricted shares consisting of shares which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. A grantee receiving restricted shares will have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement.

Unless otherwise provided in the award agreement, upon termination of affiliation during the restriction period by reason of death or disability, restricted shares will become immediately vested. Upon termination of affiliation for any other reason during the restriction period, restricted shares will be forfeited subject to such exceptions, if any, as are provided in the award agreement.

The Committee may also make deferred stock awards, generally consisting of a right to receive shares at the end of specified deferral periods. The Committee may allow grantees to elect to receive deferred stock awards in lieu of salary or bonuses, in accordance with such rules and procedures as the Committee may establish. Awards of deferred stock are subject to such limitations as the Committee may impose in the award agreement, which limitations may lapse at the end of the deferral period, in installments or otherwise. Deferred stock awards carry no voting or other rights associated with stock ownership unless and until the shares are actually delivered at the end of the deferral period. Except as otherwise provided in the award agreement, grantees will receive dividend equivalents with respect to deferred stock, which will be deemed to be reinvested in additional shares of deferred stock unless the Committee determines in the award agreement to make dividend equivalent payments in cash.

Unless otherwise provided in the award agreement, upon termination of affiliation by reason of death or disability during the deferral period, deferred stock will become immediately vested and will be promptly settled with delivery of unrestricted shares. Upon termination of affiliation for any other reason during deferral period, deferred stock to the extent it is not vested will be forfeited (unless otherwise provided in the award agreement) and vested deferred stock will be settled with delivery of unrestricted shares on the first business day of the seventh month following the grantee’s termination of affiliation.

Dividend Equivalents.

The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive, currently or on a deferred basis, dividends payable on shares. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Stock Plan. To the extent that dividend equivalents have been credited in connection with an award and such award is forfeited, the respective dividend equivalents will also be forfeited.

Performance Shares and Performance Units.

The Committee may grant performance shares and performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance share is the fair market value of a share on the date of grant and the initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement. It is expected that the performance measures for performance units will generally be selected from among those listed in the Stock Plan.

Unless otherwise provided in the award agreement, in the event of a termination of affiliation during the performance period by reason of retirement, death or disability, the grantee will be entitled to receive a pro rata portion of the performance award for that period payable at the end of the performance period. Upon termination of affiliation for any other reason during the performance period, all performance shares and performance units will be forfeited unless otherwise provided in the award agreement.

Other Stock-Based Awards.

In order to enable the Company to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Stock Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on the Company’s securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Performance-Based Awards.

The Committee may require satisfaction of predetermined performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Stock Plan, or as a condition to accelerating the timing of such events.

The performance measure(s) to be used for purposes of any awards (other than stock options or SARs) intended to satisfy the “performance based” exception to tax deductibility limitations under Code Section 162(m) will be chosen from among the following:

▪	earnings (either in the aggregate or on a per-share basis);
▪	net income or loss (either in the aggregate or on a per-share basis);
▪	operating income or loss;
▪	operating profit;
▪	annual cash flow provided by operations;
▪	costs;
▪	gross revenues;
▪	reductions in expense levels in each case, where applicable, determined either on a company-wide basis or in respect of any one or more business units;
▪	operating and maintenance cost management and employee productivity;
▪	stockholder returns (including return on assets, investments, equity, or gross sales);
▪	return measures (including return on assets, equity, or sales);
▪	share price (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);
▪	net economic value;
▪	economic value added;
▪	aggregate product unit and pricing targets;
▪
strategic business criteria, consisting of one or more objectives based on meeting specified revenue,  market share, market penetration, geographic business expansion goals, objectively identified project  milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

▪	achievement of business or operational goals such as market share and/or business development;
▪	results of customer satisfaction surveys;
▪	safety record;
▪	network and service reliability; and/or
▪	debt ratings, debt leverage and debt service.

The performance measures may be applied on a pre- or post-tax basis and may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to performance measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. The award agreement will specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any award. Any one or more of the performance measures may apply to the grantee, a department, unit, division or function within the Company or any one or more affiliates and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

The Committee has the discretion to adjust the determinations of the degree of attainment of the predetermined performance goals; provided, however, that awards which the Committee intends to qualify for the performance-based exception to the tax deduction limitations under Code Section 162(m) may not be adjusted upward unless the Committee intends to amend the award to no longer qualify for the performance-based exception, although the Committee retains the discretion to adjust such awards downward.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the performance-based exception to the tax deduction limitations under Code Section 162(m), the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Payment of Awards.

Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Stock Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of our obligations under the Stock Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Transfer Limitations on Awards.

Awards granted under the Stock Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative. However, transfers of awards for estate planning purposes may be permitted in the discretion of the Committee.

Amendment and Termination of the Stock Plan

The Stock Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the Stock Plan, no amendment or termination of the Stock Plan may materially and adversely affect the right of a grantee under any award granted under the Stock Plan. Notwithstanding the foregoing, in the event of the liquidation, dissolution or a change of control of the Company, the Committee, in its discretion may accelerate the vesting and delivery of all outstanding restricted shares, deferred stock, performance shares and performance units. In addition, the Committee may, in its discretion, cancel all outstanding options and SARs and make a payment to each grantee in the amount that the grantee would have received upon the liquidation, dissolution or change of control of the Company had such grantee exercised all of his or her options and SARs (including unvested options and SARs) that have and exercise price less than fair market value of the shares. For this purpose a “change of control” will occur (i) upon the acquisition of a majority of the voting power of the Company by one or persons acting in concert, (ii) upon a sale of substantially all of the assets of the Company, or (ii) upon a merger or consolidation of the Company with another company which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation to represent less than a majority of the total voting power represented by the voting securities of the surviving company outstanding immediately after such merger or consolidation.

Unless earlier terminated by the Board, the Stock Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on April 18, 2016. Except as noted above, the terms of the Stock Plan shall continue to apply to any awards made prior to the termination of the Stock Plan until the Company and its affiliates have no further obligation with respect to any award granted under the Stock Plan.

Federal Income Tax Consequences

The Company believes that under present law the following are the federal tax consequences generally arising with respect to awards granted under the Stock Plan. This summary is for stockholder informative purposes and is not intended to provide tax advice to grantees.

The grant of an option or SAR (including a stock-based award in the form of a purchase right) will create no tax consequences for the grantee or us. The grantee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at the time. Upon exercising an option other than an ISO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. Upon exercising an SAR, the grantee must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable stock received. In the case of SARs and options other than ISOs, the Company will be entitled to a deduction for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an SAR or option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to grantees who are subject to Section 16 of the Securities Exchange Act of 1934 when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute.

With respect to other awards granted under the Stock Plan that may be settled either in cash, in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture.

In certain cases, awards (such as deferred stock) granted under the Stock Plan may be treated as deferred compensation subject to the rules under Code Section 409A. These rules (i) impose restrictions on the timing of elections to defer the receipt of income, (ii) prohibit, with certain exceptions, the acceleration of payment of deferred compensation, and (ii) restrict the timing of the distribution of deferred compensation. Should any award under the Stock Plan which is treated as deferred compensation for purposes of Code Section 409A fail to comply with these requirements, the grantee would be required to recognize as ordinary income the full value of the non-compliant award (and the full value of all similar awards that treated as deferred compensation, whether or not they comply with the requirements of Code Section 409A) at the time such awards vest. The Company would be entitled to receive a tax deduction in the same amount. In addition to the inclusion in income, the grantee would also be subject to additional tax penalties and interest on the amount included in income under Section 409A of the Code.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Stock Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the variety of awards that may be made under the Stock Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

New Plan Benefits

It is possible neither to determine how many discretionary grants, nor what types, will be made to grantees in the future. It is also not possible to determine how many discretionary grants will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of our common stock that will be distributed to grantees.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2006 STOCK PLAN.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Rothstein, Kass & Company, P.C. as the Company's independent registered public accounting firm for 2006. Although stockholder ratification of the Audit Committee's action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon such appointment. If the stockholders do not ratify the appointment of Rothstein, Kass & Company, P.C., the engagement of independent auditors will be reevaluated by the Audit Committee.

A proposal will be presented at the Annual Meeting to ratify the appointment of Rothstein, Kass & Company, P.C. as the Company's independent registered public accounting firm. A representative of Rothstein, Kass & Company, P.C. is expected to attend the meeting and will be available to respond to appropriate questions from stockholders.

Fees for professional services provided by the Company's independent registered public accounting firm in each of the last two fiscal years, in each of the following categories, are as follows:

	2005	2004

Audit fees	$302,500	$140,000
Audit-related fees	61,000	0
Tax fees	0	0
All other fees	0	0

Total	$363,500	$140,000

Fees for audit services included fees associated with the audit of our financial statements for the fiscal year indicated, reviews of the financial statements included in each of our quarterly reports on Form 10-Q during the fiscal year indicated, and services performed in connection with certain registration statements we filed.

Audit-related fees principally consisted of assurance advisory services related to the review of the financial statements related to the July 2005 acquisition, acquisition accounting and review of the conclusions of the internal investigation.

On February 10, 2005, the Company received written notice from Morgan and Company, Chartered Accountants, that Morgan and Company had resigned as the Company's principal independent accountant to audit the Company's financial statements because the Company no longer has Canadian assets. Morgan and Company's report on the financial statements for the fiscal years ended December 31, 2003 and 2002 stated that the Company's recurring losses and net cash outflows from operations since its inception raised substantial doubt about the Company's ability to continue as a going concern.

In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2003 and 2002, and in subsequent interim periods through the date of the former accountant's resignation, there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Audit Committee has adopted a policy that requires pre-approval of all audit, audit-related, tax services, and other services performed by the Company's independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ROTHSTEIN, KASS & COMPANY, P.C.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own beneficially more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership of such Common Stock with the Securities and Exchange Commission, and to deliver copies of such reports with the Company. Based solely upon a review of the copies of such reports delivered to the Company, the Company believes that during 2005 such reporting persons complied with the filing requirements of said Section 16(a).

ANNUAL REPORT

The Company's 2005 Annual Report on Form 10-KSB for the fiscal year ending December 31, 2005 is being mailed to stockholders together with this proxy statement. No part of such Annual Report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

2007 STOCKHOLDER PROPOSALS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. In order for stockholder proposals for the 2007 Annual Meeting of Stockholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Secretary of the Company at the Company's principal executive offices not later than January 12, 2007.

By Order of the Board of Directors,

RICHARD D. FALCONE President and Chief Executive Officer

May 12, 2006

ANNEX A

TASKER CAPITAL CORP.

CHARTER OF THE AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

I.  PURPOSE

The Audit Committee shall:

A.	Assist the Board of Directors in fulfilling its responsibilities with respect to its oversight of:

(i) The quality and integrity of the corporation's financial statements;
(ii) The corporation's compliance with legal and regulatory requirements;
(iii) The independent auditor's qualifications and independence; and
(iv) the performance of the corporation's internal audit function and independent auditors.

B.	Prepare the report that SEC rules require be included in the corporation's annual proxy statement

II. STRUCTURE AND OPERATIONS

Composition and Qualifications

The Committee shall be comprised of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the New York Stock Exchange, Inc. and the Sarbanes-Oxley Act. No member of the Committee may serve on the audit committee of more than three public companies, including the corporation, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member must be a “financial expert” as defined by the Securities and Exchange Commission.

No member of the Committee shall receive compensation other than (i) director’s fees for service as a director of the corporation, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the corporation.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

III. MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management quarterly to review the corporation's financial statements in a manner consistent with that outlined in Section IV of this Charter.

IV. RESPONSIBILITIES AND DUTIES

Outlined below are certain continuing responsibilities that the Committee is expected to fulfill in effecting its purpose as stated in Section 1 of this Charter. This list of responsibilities is presented for illustrative purposes and is not intended to be exhaustive. The Committee may conduct additional activities as appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also fulfill other responsibilities delegated to it from time to time by the Board.

The Committee shall have direct responsibility for the appointment, compensation, retention, termination and oversight of independent auditors. The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

The Committee shall be given full access to the corporation’s internal audit group, Board of Directors, corporate executives and independent accountants as necessary to carry out these responsibilities.

Notwithstanding the foregoing, the Committee is not responsible for certifying the corporation’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the corporation’s financial statements and disclosures rests with management.

Documents/Reports Review

1. Review with management and the independent auditors prior to public dissemination the corporation’s annual audited financial statements and quarterly financial statements, including the corporation’s disclosures under “Management's Discussion and Analysis of Financial Condition and Results of Operations” and a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

2. Review and discuss with management and the independent auditors the corporation’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the corporation may provide earnings guidance.

3. Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the corporation’s by-laws and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

Independent Auditors

4. Retain and terminate independent auditors and approve all audit engagement fees and terms.

5. Oversee the work of any independent auditors employed by the corporation, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

6. Approve in advance any significant audit or non-audit engagement or relationship between the corporation and the independent auditors, other than “prohibited non-auditing services.”

The following shall be “prohibited non-auditing services”: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions (vii) human resources; (viii) broker-dealer, investment adviser or investment banking services; (ix) legal services; (x) expert services unrelated to the audit; and (xi) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor services if-(i) the aggregate amount of all such non-audit services provided to the corporation constitutes not more than five percent of the total amount of revenues paid by the corporation to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the corporation at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

The Committee may delegate to one or more of its members the authority to approve in advance all significant audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Committee at a later time.

7. Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

(a) Obtain and review a report by the corporation’s independent auditor describing the auditor’s independence and all relationships between the independent auditor and the corporation;

(b) Consider whether the lead audit or reviewing partner should be rotated more frequently than is required by law;

(c) Confirm with any independent auditor that such auditor complies will all applicable partner rotation requirements.

Financial Reporting Process

8. In consultation with the independent auditors, management and the internal auditors, review the integrity of the corporation’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding: (i) all critical accounting policies and practices to be used by the corporation; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the corporation’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the corporation’s selection or application of accounting principles; (iv) major issues as to the adequacy of the corporation’s internal controls and any specific audit steps adopted in light of material control deficiencies; and (v) any other material written communications between the independent auditor and the corporation’s management.

9. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the corporation.

10. Review with the independent auditor (i) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the corporation, (ii) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (iii) management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise) and (ii) any significant communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement.

Legal Compliance / General

11. Discuss with management the corporation’s guidelines and policies with respect to risk assessment and risk management.

12. Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any registered public accounting firm may not provided audit services to the corporation if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the corporation was employed by the registered public accounting firm and participated in the audit of the corporation within one year of the initiation of the current audit.

13. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the corporation of concerns regarding questionable accounting or auditing matters.

Reports

14. Prepare all reports required to be included in the corporation’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

15. Report regularly to the full Board of Directors including with respect to any issues that arise with respect to the quality or integrity of the corporation’s financial statements, the corporation’s compliance with legal or regulatory requirements, the performance and independence of the corporation’s independent auditors or the performance of the internal audit function:

V. ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

ANNEX B

Tasker Capital Corp.
2006 Stock Plan

Table of Contents

Page

Article 1. Effective Date, Objectives and Duration		1
1.1	Effective Date of the Plan.	1
1.2	Objectives of the Plan.	1
1.3	Duration of the Plan.	1

Article 2. Definitions		1
2.1	Affiliate	1
2.2	Award”	1
2.3	Award Agreement	1
2.4	Board	1
2.5	Change of Control	2
2.6	Code	2
2.7	Committee	2
2.8	Common Stock	2
2.9	Covered Employee	2
2.10	Deferred Stock	2
2.11	Disability	2
2.12	Dividend Equivalent	2
2.13	Eligible Person	2
2.14	Exchange Act	2
2.15	Fair Market Value	3
2.16	Grant Date	3
2.17	Grantee	3
2.18	Incentive Stock Option	3
2.19	including or includes	3
2.20	Mature Shares	3
2.21	Other Stock-Based Award	3
2.22	Option	3
2.23	Option Price	3
2.24	Option Term	3
2.25	Performance-Based Exception	3
2.26	Performance Measures	3
2.27	Performance Period	3
2.28	Performance Share and Performance Unit	3
2.29	Period of Restriction	4
2.30	Person	4
2.31	Restricted Shares	4
2.32	Rule 16b-3	4
2.33	SEC	4
2.34	Section 16 Non-Employee Director	4
2.35	Section 16 Person	4
2.36	Share	4
2.37	Stock Appreciation Right or SAR	4
2.38	Surviving Company	4
2.39	Termination of Affiliation	4

Article 3. Administration		4
3.1	Committee.	4
3.2	Powers of Committee.	5

Article 4. Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance		7
4.1	Number of Shares Available for Grants.	7
4.2	Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control.	7
4.3	Compliance with Section 162(m) of the Code.	8
4.4	Performance-Based Exception Under Section 162(m).	8

Article 5. Eligibility and General Conditions of Awards		10
5.1	Eligibility.	10
5.2	Award Agreement.	10
5.3	General Terms and Termination of Affiliation.	10
5.4	Nontransferability of Awards.	12
5.5	Stand-Alone, Tandem and Substitute Awards.	12
5.6	Compliance with Rule 16b-3.	13

Article 6. Stock Options		13
6.1	Grant of Options.	13
6.2	Award Agreement.	14
6.3	Option Price.	14
6.4	Grant of Incentive Stock Options.	14
6.5	Payment.	15

Article 7. Stock Appreciation Rights		15
7.1	Issuance.	15
7.2	Award Agreements.	16
7.3	Grant Price.	16
7.4	Exercise and Payment.	16
7.5	Grant Limitations.	16

Article 8. Restricted Shares		16
8.1	Grant of Restricted Shares.	16
8.2	Award Agreement.	16
8.3	Consideration for Restricted Shares.	16
8.4	Effect of Forfeiture.	16
8.5	Escrow; Legends.	17

Article 9. Performance Units and Performance Shares		17
9.1	Grant of Performance Units and Performance Shares.	17
9.2	Value/Performance Goals.	17
9.3	Earning of Performance Units and Performance Shares.	17

Article 10. Deferred Stock		18
10.1	Grant of Deferred Stock.	18
10.2	Delivery and Limitations.	18

Article 11. Dividend Equivalents		18

ii

Article 12. Other Stock-Based Awards		18

Article 13. Amendment, Modification, and Termination		18
13.1	Amendment, Modification, and Termination.	18
13.2	Awards Previously Granted.	19

Article 14. Withholding		19
14.1	Required Withholding.	19
14.2	Notification under Code Section 83(b).	19

Article 15. Additional Provisions		20
15.1	Successors.	20
15.2	Gender and Number.	20
15.3	Severability.	20
15.4	Requirements of Law.	20
15.5	Securities Law Compliance.	20
15.6	No Rights as a Stockholder.	21
15.7	Nature of Payments.	21
15.8	Non-Exclusivity of Plan.	21
15.9	Governing Law.	21
15.10	Share Certificates.	21
15.11	Unfunded Status of Awards; Creation of Trusts.	21
15.12	Affiliation.	22
15.13	Participation.	22
15.14	Military Service.	22
15.15	Construction.	22
15.16	Headings.	22
15.17	Obligations.	22
15.18	Stockholder Approval.	22

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TASKER CAPITAL CORP.
2006 STOCK PLAN

Article 1.
Effective Date, Objectives and Duration

1.1 Effective Date of the Plan.Tasker Capital Corp., a Nevada corporation (the “Company”), hereby establishes the Tasker Capital Corp. 2006 Stock Plan (the “Plan”) as set forth herein effective April 19, 2006 (“Effective Date”), subject to approval by the Company’s stockholders.

1.2 Objectives of the Plan.The Plan is intended (a) to allow selected employees and officers of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees, officers and consultants, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, officers, consultants and non-employee directors, and (e) to attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning such non-employee directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Duration of the Plan.The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 13 hereof, until the earlier of April 18, 2016, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Stock granted under the Plan shall have lapsed, according to the Plan’s provisions. The termination of the Plan shall not adversely affect any Awards outstanding on the date of termination.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” means any Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.

2.2 “Award”means Options (including non-qualified options and Incentive Stock Options), Stock Appreciation Rights, Restricted Shares, Performance Units (which may be paid in cash or Shares), Performance Shares, Deferred Stock, Dividend Equivalents, or Other Stock-Based Awards granted under the Plan.

2.3 “Award Agreement” means the written agreement by which an Award shall be evidenced.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change of Control” means the occurrence of any of the following events:(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) first becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of a securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the surviving corporation) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such Surviving Company outstanding immediately after such merger or consolidation.

2.6 “Code” means the Internal Revenue Code of 1986 (and any successor Internal Revenue Code), as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.7 “Committee” has the meaning set forth in Section 3.1(a).

2.8 “Common Stock” means the common stock, $0.001 par value per share, of the Company.

2.9 “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is one of the group of “covered employees,” within the meaning of Code Section 162(m), with respect to the Company.

2.10 “Deferred Stock” means a right granted under Section 10.1 to receive Shares at the end of a specified deferral period.

2.11 “Disability” means, (a) with respect to any Award other than Deferred Stock, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a disability within the meaning of Section 22(e)(3) of the Code, and (b) with respect to Deferred Stock, a disability within the meaning of Section 409A(a)(2)(C) of the Code.

2.12 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on Shares.

2.13 “Eligible Person” means any employee (including any officer) or any non-employee director of, or non-employee consultant to, the Company or any Affiliate, or potential employee (including a potential officer) or potential non-employee director of, or non-employee consultant to, the Company or an Affiliate. Solely for purposes of Section 5.5(b), the term Eligible Employee includes any current or former employee or non-employee director of, or consultant to, an Acquired Entity (as defined in Section 5.5(b)) who holds Acquired Entity Awards (as defined in Section 5.5(b)) immediately prior to the Acquisition Date (as defined in Section 5.5(b)).

2.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

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2.15 “Fair Market Value” means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of any date, (i) the closing price on the date of determination reported in the table entitled “New York Stock Exchange Composite Transactions” contained in The Wall Street Journal (or an equivalent successor table) (or, if no sale of Shares was reported for such date, on the most recent trading day prior to such date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the closing sales price of the Shares on such other national exchange on which the Shares are principally traded, or as reported by the National Market System, or similar organization, as reported in the appropriate table or listing contained in The Wall Street Journal, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee.

2.16 “Grant Date” means the date on which an Award is granted or, in the case of a grant to an Eligible Person, such later date as specified in advance by the Committee.

2.17 “Grantee” means a person who has been granted an Award.

2.18 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.19 “including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.20 “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

2.21 “Other Stock-Based Award” means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.22 “Option” means an option granted under Article 6 of the Plan.

2.23 “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

2.24 “Option Term” means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled.

2.25 “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder).

2.26 “Performance Measures” has the meaning set forth in Section 4.4.

2.27 “Performance Period” means the time period during which performance goals must be met.

2.28 “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

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2.29 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.30 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.31 “Restricted Shares” means Shares that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.32 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.33 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.34 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.35 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.36 “Share” means a share of Common Stock, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.37 “Stock Appreciation Right” or “SAR” means a right granted to an Eligible Person pursuant to Article 7 to receive, upon exercise by the Grantee, an amount equal to the number of Shares with respect to which the SAR is granted multiplied by the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise, over (ii) the grant price of the right as specified by the Committee.

2.38 “Surviving Company” means the Company or the surviving corporation in any merger or consolidation, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a Change of Control.

2.39 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or an Affiliate in the capacity of an employee, officer, consultant or non-employee director or with respect to an individual who is an employee, officer or non-employee director of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company.

Article 3.
Administration

3.1 Committee.

(a) Subject to Section 3.2, the Plan shall be administered by a committee (“Committee”), the members of which shall be appointed by the Board from time to time and may be removed by the Board from time to time; provided that for purposes of Awards to non-employee directors, “Committee” shall mean the full Board. To the extent the Board considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

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(b) The Committee may delegate to the Chief Executive Officer of the Company any or all of the authority of the Committee with respect to Awards to Grantees, other than Grantees who are non-employee directors, executive officers, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, or Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Option Term and the SAR term;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time or to extend the period subsequent to the Termination of Affiliation within which an Award may be exercised;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

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(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to change the Option Price or grant price for an SAR or to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Plan or Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

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Article 4.
Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1 Number of Shares Available for Grants.The Plan authorizes the issuance of 2,500,000 Shares subject to adjustments in accordance with Section 4.2. Shares issued pursuant Awards be made pursuant to Section 5.5(b) will not be charged against the Shares authorized for issuance under the Plan.

Only Shares actually issued shall be charged against the Shares authorized for issuance under the Plan. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares, shall again be available for grant under the Plan.

The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares to which an Award relates pursuant to the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2 Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control.

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (d) the number and kind of Shares of outstanding Restricted Shares or relating to any other outstanding Award in connection with which Shares are subject, and (e) the number of Shares with respect to which Awards may be granted to a Grantee, as set forth in Section 4.3; provided, in each case, that with respect to Stock Options and SARs, no such adjustment shall be authorized to the extent that such adjustment would cause the Option or SAR (determined as if such Option or SARs was an Incentive Stock Option) to violate Section 424(a) of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

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(b) Liquidation, Dissolution or Change of Control. In the case of any liquidation, dissolution or Change of Control of the Company, the Committee, in its sole discretion, may (i) cancel any or all outstanding Awards of Options, SARs, Performance Shares and Performance Units in exchange for a payment (in cash, or in securities or other property) in the amount that the Grantee would have received if such Performance Shares and Performance Units were vested and settled and if such Options and SARs were fully vested and exercised immediately prior to the liquidation, dissolution or Change of Control but only to the extent that the Option Price with respect to any Option or the grant price with respect to an SAR exceeds the Fair Market Value of the Shares at that time, (ii) accelerate the vesting of any Restricted Shares immediately prior to the Change of Control, and (iii) accelerate the vesting and settlement of any Deferred Stock immediately prior to such Change of Control, reduced in each case by any applicable Federal, state and local taxes required to be withheld by the Company. Notwithstanding the foregoing, in the event that any payment of cash or other securities or property pursuant to this Section 4.2(b) would subject to the Grantee to taxes and penalties under Section 409A(a)(1) of the Code, such payment shall be deferred until the earliest date on which such payment may be made without subjecting the Grantee to taxes and penalties under Code Section 409A(a)(1). If the Committee fails to exercise the discretion to cancel some or all outstanding Awards (or in the case of Restricted Shares and Deferred Stock to accelerate vesting and settlement of such Awards) in connection with a liquidation, dissolution or Change of Control of the Company pursuant to this Section 4.2(b), any Awards for which the Committee fails to exercise such discretion shall remain outstanding (subject to adjustment in accordance with Section 4.2(a)) following such liquidation, dissolution or Change of Control of the Company.

4.3 Compliance with Section 162(m) of the Code.

(a) Section 162(m) Compliance. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this section 4.3(a) shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a Covered Employee at the time such Award is settled shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

(b) Annual Individual Limitations. No Grantee may be granted Awards for Options, SARs, Restricted Shares or Performance Shares (or any other Award which is determined by reference to the value of Shares or appreciation in the value of Shares) in any calendar year with respect to more than 500,000 Shares; provided, however, that these Awards are subject to adjustment as provided in Section 4.2 and except as otherwise provided in Section 5.5(b).

4.4 Performance-Based Exception Under Section 162(m). Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options and SARs) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following:

(a) Earnings (either in the aggregate or on a per-share basis);

(b) Net income or loss (either in the aggregate or on a per-share basis);

(c) Operating income or loss;

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(d) Operating profit;

(e) Annual cash flow provided by operations;

(f) Costs;

(g) Gross revenues;

(h) Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

(i) Operating and maintenance cost management and employee productivity;

(j) Stockholder returns (including return on assets, investments, equity, or gross sales);

(k) Return measures (including return on assets, equity, or sales);

(l) Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

(m) Net economic value;

(n) Economic value added;

(o) Aggregate product unit and pricing targets;

(p) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(q) Achievement of business or operational goals such as market share and/or business development;

(r) Results of customer satisfaction surveys;

(s) Safety record;

(t) Network and service reliability; and/or

(u) Debt ratings, debt leverage and debt service;

provided that applicable performance measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

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The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Article 5.
Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

5.2 Award Agreement.

To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation.

Except as provided in an Award Agreement or as otherwise provided below in this Section 5.3, all Options or SARs that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

(a) Options and SARs. Except as otherwise provided in an Award Agreement:

(i) If Termination of Affiliation occurs for a reason other than retirement, death, Disability or cause, Options and SARs which were vested and exercisable immediately before such Termination of Affiliation shall remain exercisable for a period of three (3) months following such Termination of Affiliation (but not for more than ten (10) years from the Grant Date of the Award or expiration of the Option Term, if earlier) and shall then terminate.

(ii) If Termination of Affiliation occurs by reason of retirement, death or Disability, Options and SARs will become immediately vested and exercisable upon such Termination of Affiliation and shall remain exercisable for a period of one (1) year following such Termination of Affiliation (but not for more than ten (10) years from the Grant Date of the Award or expiration of the Option Term, if earlier) and shall then terminate.

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(b) Restricted Shares. Except as otherwise provided in an Award Agreement:

(i) If Termination of Affiliation occurs by reason of death or Disability, Restricted Shares will become immediately vested.

(ii) If Termination of Affiliation occurs for any reason other than death or Disability, all Restricted Shares that are unvested or still subject to restrictions shall be forfeited by the Grantee and reacquired by the Company, and the Grantee shall sign any document and take any other action required to assign such Shares back to the Company.

(c) Deferred Stock. Except as otherwise provided in an Award Agreement:

(i) If Termination of Affiliation occurs by reason of death or Disability, Shares subject to a Deferred Stock Award will become immediately vested and thereupon become non-forfeitable and the Company shall, unless otherwise provided in an Award Agreement, promptly settle all Deferred Stock by delivery to the Grantee (or, after his or her death, to his or her estate or personal representative) of a number of unrestricted Shares equal to the aggregate number Shares underlying the Grantee’s Deferred Stock.

(ii) If Termination of Affiliation occurs by reason other than death or Disability, the Grantee’s Deferred Stock, to the extent not vested immediately before such Termination of Affiliation, will be cancelled and forfeited to the Company; provided, however, to the extent the Grantee’s Deferred Stock is vested, the Company shall, unless otherwise provided in an Award Agreement, settle all Deferred Stock by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of vested Shares underlying the Grantee’s Deferred Stock on the first Business Day of the seventh calendar month following the Grantee’s Termination of Affiliation.

(d) Performance Shares and Performance Units. Except as otherwise provided in an Award Agreement:

(i) If Termination of Affiliation occurs during a Performance Period for a reason other than Disability or death, all Performance Shares and Performance Units shall be forfeited upon such Termination of Affiliation.

(ii) If Termination of Affiliation occurs during a Performance Period by reason of Disability or death, the Grantee shall be entitled to payment at or after conclusion of the Performance Period in accordance with the terms of the Award of that portion of the Performance Award equal to the amount that would be payable if the Grantee continued in employment for the remainder of the Performance Period multiplied by a fraction, the numerator of which is the number of days in the Performance Period preceding such Termination of Affiliation and the denominator of which is the total number of days in the Performance Period.

(e) Dividend Equivalents. If Dividend Equivalents have been credited with respect to any Award and such Award (in whole or in part) is forfeited, all Dividend Equivalents issued in connection with such forfeited Award (or portion of an Award) shall also be forfeited to the Company.

(f) Waiver by Committee. Notwithstanding the foregoing provisions of this Section 5.3, the Committee may in its sole discretion as to all or part of any Award as to any Grantee, at the time the Award is granted or thereafter, determine that Awards shall become exercisable or vested upon a Termination of Affiliation, determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Affiliation, extend the period for exercise of Options or SARs following Termination of Affiliation (but not beyond ten (10) years from the date of grant of the Option or SAR), or provide that any Restricted Share Award, Deferred Stock Award or Performance Award shall in whole or in part not be forfeited upon such Termination of Affiliation.

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5.4 Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974 as amended, or the rules thereunder.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Deferred Stock and Awards other than Incentive Stock Options, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews or the spouse of any of the foregoing individuals. Such Award may be exercised by such transferee in accordance with the terms of such Award. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award or benefit granted by the Company or any Affiliate under any other plan, program, arrangement, contract or agreement (a “Non-Plan Award”); provided that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any Non-Plan Award, the Committee shall require the surrender of such other Award or Non-Plan Award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or Non-Plan Awards may be granted either at the same time as or at a different time from the grant of such other Awards or Non-Plan Awards.

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(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition (“Acquisition Date”) in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants, and the limitations under Sections 6.3 and 7.3 with respect to Option Prices and grant prices for SARs, shall not apply to Substitute Awards granted under this subsection (b).

5.6 Compliance with Rule 16b-3.

(a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b): (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

Article 6.
Stock Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

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6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term (not to exceed ten (10) years from its Grant Date), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Price. The Option Price of an Option under this Plan shall be determined in the sole discretion of the Committee, but in no case shall the Option Price be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary Corporation (as defined below);

(b) shall have an Option Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall have an Option Term of not more than ten (10) years (five years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”), within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

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For purposes of this Section 6.4, “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Payment. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) Mature Shares, valued at their Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Restricted Shares held by the Grantee for at least six months prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

(d) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes-Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Option Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

At the discretion of the Committee and subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes-Oxley Act of 2002), the Company may loan a Grantee all or any portion of the amount payable by the Grantee to the Company upon exercise of the Option.

Article 7.
Stock Appreciation Rights

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. Any SAR related to a non-qualified Option (i.e., an Option that is not intended to be an Incentive Stock Option) may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any SAR related to an Incentive Stock Option must be granted at the same time such Option is granted. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

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7.2 Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee; provided that no SAR grant shall have a term of more than ten (10) years from the date of grant of the SAR.

7.3 Grant Price. The grant price of a SAR shall be determined by the Committee in its sole discretion; provided that the grant price shall not be less than the lesser of 100% of the Fair Market Value of a Share on the date of the grant of the SAR, or the Option Price under the non-qualified Option to which the SAR relates.

7.4 Exercise and Payment. Upon the exercise of SARs, the Grantee shall be entitled to receive the value thereof. The Fair Market Value of a Share on the date of exercise of SARs shall be determined in the same manner as the Fair Market Value of a Share on the date of grant of an Option is determined. SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. Unless the Award Agreement provides otherwise or reserves to the Committee or the Grantee or both the right to defer payment, the Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.5 Grant Limitations. The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee's sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.

Article 8.
Restricted Shares

8.1 Grant of Restricted Shares.
Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws.

8.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

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8.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.
Performance Units and Performance Shares

9.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

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At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.
Deferred Stock

10.1 Grant of Deferred Stock.

(a) Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock to any Eligible Person, in such amount and upon such terms as the Committee shall determine, including the conditions under such Deferred Stock will vest.

(b) In addition, if and the extent permitted by the Committee, an Eligible Person may elect (a “Deferral Election”) at such times and in accordance with the requirements of Code Section 409A and such rules and procedures adopted by the Committee, to receive all or any portion of his salary and/or bonus in the form of a number of shares of Deferred Stock equal to the quotient of the amount of salary and/or cash bonus to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such salary or bonus would otherwise be paid in cash.

10.2 Delivery and Limitations. Delivery of Shares will occur upon expiration of the deferral period specified for the Award of Deferred Stock by the Committee. A Grantee awarded Deferred Stock will have no voting rights with respect to such Deferred Stock. Except to the extent provided otherwise in the Award Agreement, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock.

Article 11.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Article 12.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan including Shares awarded which are not subject to any restrictions or conditions and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13.
Amendment, Modification, and Termination

13.1 Amendment, Modification, and Termination. Subject to Section 13.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

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13.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 14.
Withholding

14.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Deferred Stock, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld;

(ii) delivering part or all of the amount to be withheld in the form of Mature Shares valued at their Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Deferred Stock, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option to be satisfied by withholding Shares upon exercise of such Option pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares or delivery of Mature Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

14.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

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Article 15.
Additional Provisions

15.1 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

15.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

15.3 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15.4 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

15.5 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

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15.6 No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

15.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

15.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

15.9 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada, other than its laws respecting choice of law.

15.10 Share Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Grantee, the Committee may require any Grantee to enter into an agreement providing that certificates representing Shares deliverable or delivered pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

15.11 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

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15.12 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

15.13 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

15.14 Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

15.15 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

15.16 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

15.17 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

15.18 Stockholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

22

ANNUAL MEETING OF STOCKHOLDERS OF

TASKER CAPITAL CORP.

June 16, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES
AND “FOR” PROPOSALS 2 THROUGH 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors	NOMINEES
		O	James Burns
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Albert A. Canosa
		O	Gordon O. Davis
		O	Richard D. Falcone
☐	FOR ALL EXCEPT	O	Steven B. Zavagli
(See instructions below)

			FOR	AGAINST	ABSTAIN
2.	Proposal to amend the Company’s Articles of Incorporation to increase the maximum number of directors of the Company from five to seven.		☐	☐	☐
3.	Proposal to amend the Company’s Articles of Incorporation to change the name of the Company to “Tasker Products Corp.”		☐	☐	☐
4.	Proposal to approve the Company’s 2006 Stock Plan.		☐	☐	☐
5.	Proposal to ratify selection of Rothstein, Kass & Company, P.C. as the Company's independent registered public accounting firm.		☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: /*/

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method
☐
.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TASKER CAPITAL CORP.

39 OLD RIDGEBURY ROAD
DANBURY, CT 06810

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard D. Falcone and Stathis Kouninis proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock of the undersigned at the 2006 Annual Meeting of Stockholders of Tasker Capital Corp., to be held at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, New York at 9:00 a.m., local time, on Friday, June 16, 2006, and any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” PROPOSALS 2 THROUGH 5 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side)